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                                                                    Exhibit 10.4

                  IN THE CIRCUIT COUT OF COOK COUNTY, ILLINOIS
                         COUNTY DEPARTMENT, LAW DIVISION

Merrill Corporation                         )
                                            )
        Plaintiff,                          )
                                            )
                      vs.                   )  Case No. 97L7158
                                            )
ACCUMED INTERNATIONAL, INC.                 )
                                            )
        Defendant,                          )
                                            )
--------------------------------------------

                               STIPULATED JUDGMENT

        This matter having come before the court, all parties being present and stipulating as follows, and the court having jurisdiction and being fully advised in the premises;

        IT IS HEREBY ORDERED that pursuant to a Settlement Agreement entered into by the parties and dated May 10, 2001, judgement is stipulated by the parties in favor of the plaintiff and against defendant in the amount of three hundred twelve thousand dollars and no cents ($312,000.00) (the "principal sum") payable in installments as follows:

Twenty-six thousand dollars ($26,000.00) within ten (10) days of the entry of this judgement; Twenty-six thousand dollars ($26,000.00) on the 1st day of each month beginning on the 1st day of June, 2001, for eleven consecutive months, with the final payment of Twenty-six thousand dollars ($26,000.00) on the 1st day of April, 2002; and

Accrued interest on the unpaid balance of the principal sum at the rate of 10% per annum, payable at the same time as the final monthly payment on April 1, 2002.

        IT IS ALSO ORDERED that in the event defendant remains in default of any installment payment due after plaintiff has given written notice to defendant of the default and seven days has passed without the default being cured, the entire remaining unpaid balance due pursuant to this Stipulated Judgment shall be accelerated and due in full with interest on at the rate of 10% per annum.

        IT IS HEREBY ORDERED that the trial date of 07-16-01 is stricken, and the final pre-trial conference of 05-25-01 is stricken.

DATED:  May 22, 2001                        ENTERED: JUDGE LEE PRESTON
       ----------------------                        ------------------------
                                                           Judge
                                                      Circuit Court - 1652

Myra Markey
Markey & Assoc.
30 N. LaSalle
Chicago, IL  60602
312-201-9191
Firm #35970

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MERRILL CORPORATION

BY: /s/ JOSEPH FEDEROWICZ                             Dated:     5-7-01
    -----------------------------------                      -------------
    Joseph Federowicz, National Credit Mgr


MARKEY & ASSOCIATES

BY: /s/ MYRA MARKEY                                   Dated:      5-7-01
    ------------------------------------                      -------------
        Myra Markey, Attorney for Merrill


ACCUMED INTERNATIONAL, INC.

BY: /s/ PAUL LAVALLEE                                 Dated:       5-4-01
    ------------------------------                            -------------
        Paul Lavallee, its Chief Financial Officer


SIDLEY AUSTIN BROWN & WOOD

BY: /s/ RONALD COHEN                                   Dated:     5-3-01
    ------------------------------                            -------------
        Ronald Cohen, Attorney for AccuMed